UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 1, 2009
Date of Report (Date of earliest event reported)

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
801 Fox Lane, San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)
(408) 467-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 1, 2009, Immersion issued a press release announcing certain of its financial results for the quarter ended September 30, 2009. The press release is attached to this report as Exhibit 99.01.

Item 8.01.	Other Events.

As provided in Immersion’s Bylaws, the deadline for stockholders to submit proposals to be included on the agenda at the upcoming 2010 Annual Meeting and to submit proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 is December 29, 2009.  Immersion’s proxy statement filed on April 28, 2009 had referred to February 1, 2010 as the deadline.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit Title

99.01	Press release dated December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	December 1, 2009	By:	/s/ AMIE PETERS
Name: Amie Peters
Title: Vice President, Legal

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated December 1, 2009.